Exhibit 10.3

EXECUTION COPY

SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT

by and among

PROTHENA CORPORATION PLC

ELAN CORPORATION, PLC

and

ELAN SCIENCE ONE LIMITED

Dated as of: November 8, 2012

i

ii

Exhibit 10.3

SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT, dated as of November 8, 2012 (this “Agreement”), by and among Prothena Corporation plc, a public limited company incorporated in Ireland (registered number 518146), whose registered address is 25-28 North Wall Quay, Dublin 1, Ireland (the “Company”), Elan Corporation, plc, a public limited company incorporated in Ireland (registered number 30356), whose registered address is Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland (“Elan”), and Elan Science One Limited, a private limited company incorporated in Ireland (registered number 460037), whose registered address is Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland (“Subscriber”).

W I T N E S S E T H:

WHEREAS, following an internal corporate reorganization transaction (the “Reorganization”) to be completed in connection with a Demerger Agreement, dated as of November 8, 2012, by and between Elan and the Company (the “Demerger Agreement” and the transactions described therein, the “Demerger”), the Prothena Business (as defined below) will be owned immediately prior to completion of the Demerger by Neotope Biosciences Limited, a private limited company incorporated in Ireland (registered number 460227), whose registered address is Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland (“Neotope Biosciences”) and its Subsidiaries;

WHEREAS, pursuant to the Demerger Agreement, 100% of the shares of Neotope Biosciences will be transferred to the Company, and following such transfer, the Company will issue 100% of the ordinary shares of the Company, at a nominal value of $0.01 per share (“Company Ordinary Shares”), on a pro rata basis, to holders of Elan ordinary shares or Elan American Depositary Shares (“ADSs”) constituting a deemed in specie distribution by Elan to holders of record of Elan ordinary shares and ADSs;

WHEREAS, subject to and conditional on the completion of the Demerger having occurred in accordance with the terms of the Demerger Agreement, immediately after completion of the Demerger, the Company will allot and issue, and Subscriber will subscribe for an amount of Company Ordinary Shares equal to eighteen percent (18%) of the outstanding Company Ordinary Shares (as calculated after taking into account the issuance of such Company Ordinary Shares to Subscriber) for an aggregate consideration of $26,000,000 (the “Subscription Shares”) and the Company’s issued Euro Deferred Shares will be mandatorily redeemed out of the proceeds of the issuance of the Subscription Shares; and

WHEREAS, the Company, Elan and Subscriber desire to establish in this Agreement certain terms and conditions concerning the Subscription Shares to be owned by Subscriber as and from the Subscription Closing, and related provisions concerning Elan and Subscriber’s relationship with, and investment in, the Company as and from the Subscription Closing.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

“ADSs” shall have the meaning set forth in the Recitals.

“Affiliate” shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under Common Control with that Person; provided that Elan shall not be deemed to be an Affiliate of the Company and vice versa.

“Agreement” shall have the meaning set forth in the Preamble.

“Automatic Shelf Registration” shall have the meaning set forth in Section 5.1(e).

“Beneficially Own” shall mean, with respect to any securities, (i) having “beneficial ownership” of such securities for purposes of Rule 13d-3 or 13d-5 under the Exchange Act (as in effect on the date of this Agreement); (ii) having the right to become the Beneficial Owner of such securities (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; or (iii) having an exercise or conversion privilege or a settlement payment or mechanism with respect to any option, warrant, right, convertible security, stock appreciation, swap agreement or other security, contract right or derivative position, whether or not currently exercisable, at a price related to the value of the securities for which Beneficial Ownership is being determined or (A) having a value determined in whole or part with reference to, or derived in whole or in part from, the value of the securities for which Beneficial Ownership is being determined and (B) that increases in value as the value of the securities for which Beneficial Ownership is being determined increases or that provides to the holder an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the securities for which Beneficial Ownership is being determined (excluding any interests, rights, options or other securities set forth in Rule 16a-1(c)(1)-(5) or (7) promulgated pursuant to the Exchange Act (as in effect on the date of this Agreement). The terms “Beneficial Owner” and “Beneficial Ownership” shall have a correlative meaning.

“Blackout Period” shall have the meaning set forth in Section 5.1(f).

“Board” shall mean, as of any date, the Board of Directors of the Company in office on that date.

“Business Day” shall mean any day other than a Saturday, Sunday, U.S. federal or Irish public holiday or a day on which banks in New York, New York or Dublin, Ireland are authorized or obligated by law to close.

“Cede” shall have the meaning set forth in Section 4.5.

“Claim Notice” shall have the meaning set forth in Section 5.7(a).

“Claims” shall have the meaning set forth in Section 5.6(a).

“Closing” shall mean the consummation of the Demerger.

“Companies Acts” shall mean the Irish Companies Acts 1963 to 2012.

“Company” shall have the meaning set forth in the Preamble.

“Company Ordinary Shares” shall have the meaning set forth in the Recitals.

“Control” (including, with correlative meanings, “Controlled by” and “under Common Control with”) shall mean the possession, direct or indirect, of the power to direct or cause the direction of management or policies of a Person, whether through ownership of securities, by contract or otherwise.

“Demand Registration” shall have the meaning set forth in Section 5.1(a).

“Demand Registration Statement” shall have the meaning set forth in Section 5.1(a).

“Demand Request” shall have the meaning set forth in Section 5.1(a).

“Demerger” shall have the meaning set forth in the Recitals.

“Demerger Agreement” shall have the meaning set forth in the Recitals.

“Director” shall mean any member of the Board.

“DTC” shall have the meaning set forth in Section 4.5.

“Elan” shall have the meaning set forth in the Preamble or, in the event that the Elan Controlled Securities are Transferred to any Permitted Transferee, shall mean such Permitted Transferee.

“Elan Controlled Securities” shall mean (i) all Subscription Shares Beneficially Owned by Elan (or any Subsidiary of Elan); and (ii) all Company Ordinary Shares or Other Shares issued to Elan (or any Subsidiary of Elan) in respect of any Subscription Shares or into which any such Subscription Shares shall be converted or exchanged in connection with stock splits, reverse stock splits, stock dividends or distributions, combinations or any similar recapitalizations, reclassifications or capital reorganizations occurring after the Subscription Closing.

“Elan Public Filings” shall have the meaning set forth in Section 6.13.

“Encumbrance” shall mean any lien, pledge, charge, claim, encumbrance, security interest, option, hypothecation, mortgage, easement, encroachment or other restriction or third-party right of any kind, including any right of first refusal or restriction on voting, in each case other than pursuant to this Agreement.

“Euro Deferred Shares” means the Euro deferred shares of the Company, with a par value of €22 per share.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Free Writing Prospectus” shall have the meaning set forth in Section 5.4(a).

“Holdback Period” means (i) with respect to any registered offering covered by this Agreement, 90 days (or such shorter period as the managing underwriter(s) permit) after and 10 days before, the effective date of the related Registration Statement; or (ii) in the case of a takedown from a Shelf Registration Statement, 90 days (or such shorter period as the managing underwriter(s) permit) after the date of the Prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed 10 days) as the Company has given reasonable written notice to Elan.

“Indemnifying Party” shall have the meaning set forth in Section 5.7(a).

“Ireland” shall mean the island of Ireland, excluding the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone.

“NASDAQ” shall mean The NASDAQ Stock Market LLC.

“Neotope Biosciences” shall have the meaning set forth in the recitals.

“NSCC” shall have the meaning set forth in Section 4.5.

“Onclave” shall mean Onclave Therapeutics Limited, a wholly owned subsidiary of Neotope Biosciences and a private limited company incorporated in Ireland (registered number 485112), whose registered address is Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland.

“Organizational Documents” shall mean, with respect to any Person, such Person’s memorandum and articles of association, articles or certificate of incorporation, formation or organization, by-laws, limited liability company agreement, partnership agreement or other constituent document or documents, each in its currently effective form as amended from time to time.

“Other Shares” shall mean shares of any class of capital stock of the Company (other than Company Ordinary Shares) that are entitled to vote generally in the election of Directors.

“Permitted Transferee” shall mean Elan and any direct or indirect wholly-owned Subsidiary of Elan.

“Person” shall mean any individual, private or public company, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, governmental entity or other entity of any kind or nature.

“Piggy-Back Registration” shall have the meaning set forth in Section 5.2(a).

“Proceedings” shall have the meaning set forth in Section 6.6.

“Prospectus” shall mean the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Elan Controlled Securities, as amended or supplemented and including all material, if any, incorporated by reference in such prospectus or prospectuses.

“Prothena Business” shall mean the biotechnology business of the Prothena Group, focused on the discovery and development of novel antibodies and 4-fluoro-N-(4-(trifluoromethyl)phenyl)benzenesulfonamide (also known as “syn 103”) for the potential treatment of a broad range of diseases that involve protein misfolding or cell adhesion.

“Prothena Group” shall mean the Company, Neotope Biosciences, Prothena U.S., Onclave and the other companies that are, or following completion of the Demerger (or where applicable completion of the steps required to effect the Reorganization) will be, Subsidiaries of the Company.

“Prothena U.S.” shall mean Prothena Biosciences Inc, a wholly owned subsidiary of Neotope Biosciences and a company incorporated in the state of Delaware, whose registered address is 650 Gateway Boulevard South San Francisco, CA 94080, USA.

“Registration Expenses” shall have the meaning set forth in Section 5.5(a).

“Registration Rights Termination Date” shall have the meaning set forth in Section 5.3.

“Registration Statement” shall mean any registration statement of the Company which covers any of the Elan Controlled Securities pursuant to the provisions of this Agreement, including any Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents, if any, incorporated by reference in such Registration Statement.

“Reorganization” shall have the meaning set forth in the Recitals.

“Representatives” shall, with respect to any designated Person, mean such designated Person’s Affiliates and the respective directors, officers, employees, accountants, counsel, consultants and other agents and advisors of such designated Person and its Affiliates; provided, however, that, with respect to Elan, no underwriter, broker-dealer or placement agent shall be deemed to be a Representative of Elan solely as a result of such underwriter, broker-dealer or placement agent participating in the distribution of any Elan Controlled Securities, unless such underwriter, broker-dealer or placement agent is otherwise an Affiliate of Elan.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the United States Securities Act of 1933.

“Selling Expenses” shall have the meaning set forth in Section 5.5(a).

“Shelf Registration Statement” shall have the meaning set forth in Section 5.1(c).

“Shelf Underwritten Offering” shall have the meaning set forth in Section 5.8(a).

“Short-Form Registration” shall have the meaning set forth in Section 5.1(c).

“Similar Securities” shall have the meaning set forth in Section 5.2(a).

“Special Registration” shall mean the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4, Form S-8 or any successor forms thereto; or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered solely in connection with an employee benefit or dividend reinvestment plan.

“Subscriber” shall have the meaning set forth in the Preamble.

“Subscription Closing” shall have the meaning set forth in Section 2.2.

“Subscription Closing Date” shall have the meaning set forth in Section 2.2.

“Subscription Shares” shall have the meaning set forth in the Recitals.

“Subsidiary” shall mean, with respect to any Person, any other entity (i) whose securities or other ownership interests, having by their terms the power to elect a majority of the board of directors or other Persons performing similar functions, are Beneficially Owned or Controlled, directly or indirectly, by such Person, (ii) whose business and policies such Person has the power, directly or indirectly, to direct, or (iii) of which 50% or more of the securities, partnership or other ownership interests are owned, directly or indirectly, by such Person.

“Take-Down Notice” shall have the meaning set forth in Section 5.8(a).

“Transfer” shall mean any direct or indirect sale, transfer, assignment, pledge, hypothecation, mortgage, license, gift, creation of a security interest in or lien on, placement in trust (voting or otherwise), encumbrance or other disposition of any kind to any Person. The term “Transferred” shall have a correlative meaning.

“U.S. GAAP” shall have the meaning set forth in Section 6.13.

“Voting Securities” shall mean the Company Ordinary Shares together with any Other Shares.

“WKSI” shall have the meaning set forth in Section 5.1(e).

Section 1.2 Other Definitional Provisions. Except as expressly set forth in this Agreement or unless the express context otherwise requires:

(a) the words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa;

(c) any references herein to a specific Section shall refer, respectively, to Sections of this Agreement;

(d) any reference herein to “USD” and “$” are to United States Dollars;

(e) any references herein to “EUR”, “euro” or “€” are to the single currency of the European Union;

(f) wherever the word “include”, “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(g) references herein to any gender includes the other gender;

(h) a reference to a Person (including a party to this Agreement) includes a reference to that Person’s legal personal representatives and permitted successors and assigns;

(i) a reference to a document is a reference to that document as may be supplemented, amended or modified from time to time;

(j) any reference in this Agreement to any statute or statutory provision shall be deemed to include any statute or statutory provision that amends, extends, consolidates, re-enacts or replaces same, or which has been amended, extended, consolidated, re-enacted or replaced (whether before or after the date of this Agreement) by same and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute;

(k) words and phrases the definitions of which are contained or referred to in the Companies Acts shall be construed as having the meanings thereby attributed to them; and

(l) any reference to an Irish legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Ireland, be deemed to include a reference to what most nearly approximates in that jurisdiction to the Irish legal term.

ARTICLE II

SUBSCRIPTION

Section 2.1 Subscription. Subject to the terms and conditions of this Agreement, Subscriber hereby subscribes for the Subscription Shares for an aggregate price of $26,000,000 (the “Subscription Price”).

Section 2.2 Closing. The closing of the transactions contemplated hereby (the “Subscription Closing”) is subject to and conditional upon the completion of the Demerger having occurred in accordance with the provisions of the Demerger Agreement. Upon satisfaction of this condition, the Subscription Closing shall occur immediately after the completion of the Demerger (the “Subscription Closing Date”) and at such place as the parties may agree. At the Subscription Closing, the Company shall allot and issue the Subscription Shares to Subscriber, credited as fully paid.

Section 2.3 Delivery. At the Subscription Closing, (i) Subscriber shall pay the Subscription Price for the Subscription Shares by wire transfer of immediately available funds to an account or accounts designated by the Company and (ii) the Company shall deliver to Subscriber share certificates representing the Subscription Shares and write up the Company’s statutory register to record the Subscriber as the holder of the Subscriber Shares.

Section 2.4 Exemption from Registration. The Subscription Shares will be issued under an exemption or exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”). No federal or state agency or regulatory authority has made or will make any finding or determination as to the fairness of the offering of the Subscription Shares for public investment, or any recommendation or endorsement of the Subscription Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company. The Company represents and warrants to Elan and Subscriber as of the date hereof that:

(a) Organization. The Company is a public limited company duly incorporated and validly existing under the laws of Ireland.

(b) Authorization. The Company has all requisite power and authority and has taken all action necessary in order to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action of the Company, including the approval of the Board. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by Elan and Subscriber, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and, as to enforceability, by general equitable principles.

(c) No Violation. The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder will not constitute or result in (i) a breach or violation of, or a default under, the Organizational Documents of the Company; (ii) a breach or violation of, a termination (or right of termination) or default under, the creation or acceleration of any obligations under, or the creation of an Encumbrance on any of the assets of the Company (with or without notice, lapse of time or both) pursuant to, any agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation binding upon the Company; or (iii) conflict with, breach or violate any law applicable to the Company or by which its properties are bound or affected, except, in the case of clauses (ii) and (iii) above, for any breach, violation, termination, default, creation, acceleration or conflict that would not, individually or in the aggregate, reasonably be expected to impair the ability of the Company to perform its obligations under this Agreement.

(d) Capitalization.

(i) As of the date hereof, the authorized share capital of the Company consists of (A) 100,000,000 Company Ordinary Shares, and (B) 10,000 Euro Deferred Shares. As of the date hereof, no Company Ordinary Shares were issued and outstanding, and 1,750 Euro Deferred Shares were issued and outstanding.

(ii) As of the Subscription Closing, the authorized share capital of the Company will consist of (A) 100,000,000 Company Ordinary Shares, and (B) 10,000 Euro Deferred Shares. As of the Subscription Closing, 1,750 Euro Deferred Shares will be issued and outstanding.

(iii) As of the date hereof, and as of the Closing, there are no options, warrants or other rights outstanding to purchase or otherwise acquire, or any securities convertible into, any of the Company’s authorized share capital. As of the date hereof, and as of the Closing, other than as set forth in this Agreement, there are no agreements, arrangements or understandings concerning the voting, acquisition or disposition of any of the Company’s outstanding securities to which the Company is a party or of which it is otherwise aware. As of the date hereof, and as of the Closing, other than as set forth in this Agreement, the Company has not entered into any agreement to register any of the Company’s outstanding securities under the U.S. federal securities laws.

(iv) All of the outstanding Company Ordinary Shares have been issued in accordance with applicable state, federal and foreign laws and regulations governing the sale and purchase of securities, all of such shares have been duly and validly issued and all such shares are fully paid and non-assessable, and none of such shares carry preemptive or similar rights.

(e) Subscription Shares. The Subscription Shares, when issued, allotted and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of all liens and restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

Section 3.2 Representations and Warranties of Elan and Subscriber. Elan and Subscriber jointly and severally represent and warrant to the Company as of the date hereof that:

(a) Organization. Elan is a public limited company incorporated and validly existing under the laws of Ireland. Subscriber is (i) a private limited company incorporated and validly existing under the laws of Ireland and (ii) an indirect wholly-owned subsidiary of Elan.

(b) Authorization. Each of Elan and Subscriber has all requisite power and authority and has taken all action necessary in order to execute and deliver this Agreement and to perform their respective obligations hereunder. The execution and delivery by each of Elan and Subscriber of this Agreement and the performance of their respective obligations hereunder have been duly authorized by all necessary action of Elan and Subscriber, including the approval of their respective boards of directors. This Agreement has been duly executed and delivered by Elan and Subscriber and, assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes the legal, valid and binding obligation of each of Elan and Subscriber, enforceable against each of Elan and Subscriber in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and, as to enforceability, by general equitable principles.

(c) No Violation. The execution and delivery of this Agreement by Elan and Subscriber and the performance of their respective obligations hereunder will not constitute or result in (i) a breach or violation of, or a default under, the Organizational Documents of Elan or Subscriber; (ii) a breach or violation of, a termination (or right of termination) or default under, the creation or acceleration of any obligations under, or the creation of an Encumbrance on any of the assets of Elan or Subscriber (with or without notice, lapse of time or both) pursuant to, any agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation binding upon Elan or Subscriber; or (iii) conflict with, breach or violate any law applicable to Elan or Subscriber or by which their respective properties are bound or affected, except, in the case of sub-clauses (ii) and (iii) above, for any breach, violation, termination, default, creation, acceleration or conflict that would not, individually or in the aggregate, reasonably be expected to impair the ability of Elan or Subscriber to perform its obligations under this Agreement.

(d) Investment Representations.

(i) Subscriber is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act. Subscriber is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions described herein, has the capacity to protect its own interests, and is aware of the risks relating to an investment in the Company. Subscriber is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing and subject to Subscriber’s obligations pursuant to Section 4.4 of this Agreement, Subscriber is able to hold the Subscription Shares for an indefinite period of time and has a sufficient net worth to sustain a loss of its entire investment in the Subscription Shares. Subscriber has not been formed solely for the purpose of entering into the transactions described herein and is acquiring the Subscription Shares for investment for its own account, not as a nominee or agent, and not with the view to distribute or sell any part thereof. Subscriber has been afforded the opportunity to ask questions of, and receive information about, the Company and its business and prospects, from management and representatives of the Company, and has relied on its own independent judgment in making a judgment about an investment in the Subscription Shares.

(ii) Nothing contained in this Section 3.2(d) shall limit any of the Company’s representations or warranties or limit Elan or Subscriber’s recourse in respect thereof.

ARTICLE IV

VOTING AND TRANSFER

Section 4.1 Voting.

(a) From the date of this Agreement and until the date that Elan or its Subsidiaries cease to own any Elan Controlled Securities, Elan shall, and shall cause its Subsidiaries to (in each case, to the extent that they own any Elan Controlled Securities), be present, in person or by proxy, at each and every Company shareholder meeting, and otherwise cause all Elan Controlled Securities owned by them to be counted as present for purposes of establishing a quorum at any such meeting, and to vote or consent on any matter (including waivers of contractual or statutory rights), or cause to be voted or consented on any such matter, all such Elan Controlled Securities in proportion to the votes cast by holders of Company Ordinary Shares other than Elan and its Subsidiaries on such matter.

(b) From the date of this Agreement and until the date that Elan, and its Subsidiaries cease to own any Elan Controlled Securities, Elan hereby grants, and shall cause its Subsidiaries (in each case, to the extent that they own any Elan Controlled Securities) to grant, an irrevocable proxy, which shall be deemed coupled with an interest sufficient in law to support an irrevocable proxy to the Company or its designees, to vote, with respect to any matter (including waivers of contractual or statutory rights), all Elan Controlled Securities owned by them, in proportion to the votes cast by the holders of Company Ordinary Shares other than Elan and its Subsidiaries on such matter; provided, that (i) such proxy shall automatically be revoked as to a particular Subscriber Share upon any sale, transfer or other disposition of such Subscriber Share from Elan or any of its Subsidiaries to a Person other than Elan or any of its Subsidiaries; and (B) nothing in this Section 4.1(b) shall limit or prohibit any such sale, transfer or disposition.

(c) Elan acknowledges and agrees that the Company will be irreparably damaged in the event any of the provisions of this Article IV are not performed by Elan and its

Subsidiaries in accordance with the specific terms of such section or are otherwise breached. Accordingly, it is agreed that the Company shall be entitled to an injunction to prevent breaches of this Article IV and to specific enforcement of the provisions of this Article IV in any action instituted in any Irish court having subject matter jurisdiction.

Section 4.2 Restrictions on Transfer. Subscriber may Transfer the Elan Controlled Securities, in whole at any time or in part from time to time, without the prior consent of the Company and without restriction; provided, however, that:

(a) any Transfer of Elan Controlled Securities effected pursuant to an SEC-registered offering (including an underwritten registered offering) shall be subject to the requirements of Article V;

(b) Subscriber shall not Transfer any Elan Controlled Securities other than in an SEC-registered offering (including an underwritten registered offering) or pursuant to an exemption from registration under the Securities Act; and

(c) neither the Company nor any of its Affiliates shall acquire any Elan Controlled Securities.

Section 4.3 Permitted Transferees. Prior to any Transfer of all or any portion of the Elan Controlled Securities to any Permitted Transferee, such Permitted Transferee shall agree in writing to acquire and hold such Transferred Elan Controlled Securities subject to and in accordance with, be bound by the terms of, and assume all the rights set forth in, this Agreement, as if such Permitted Transferee were Subscriber hereunder.

Section 4.4 Legends on Elan Controlled Securities; Securities Act Compliance. (a) Each share certificate representing Elan Controlled Securities shall bear the following legend (and a comparable notation or other arrangement will be made with respect to any uncertificated Elan Controlled Securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.”

(b) Subscriber agrees that it will, if requested by the Company, deliver at the Company’s expense to the Company an opinion of reputable U.S. counsel selected by Subscriber and reasonably acceptable to the Company, in form and substance reasonably satisfactory to the Company and counsel for the Company, that any Transfer made, other than in connection with an SEC- registered offering by the Company, does not require registration under the Securities Act.

(c) In connection with any Transfer pursuant to this Article IV, the Company shall remove the legend described in Section 4.4(a) as is appropriate under the circumstances; provided, that, at such time as Subscriber delivers at its expense to the Company an opinion of reputable U.S. counsel selected by Subscriber and reasonably acceptable to the Company, that all or any portion of the Elan Controlled Securities may be freely sold without registration under the Securities Act, the Company agrees that it will promptly after the later of the delivery of such opinion and, in the case of certificated Elan Controlled Securities, the delivery by Subscriber to the Company or its transfer agent of a certificate or certificates (in the case of a Transfer, in the proper form for Transfer) representing such Elan Controlled Securities issued with the legend set forth in Section 4.4(a), deliver or cause to be delivered to Subscriber a replacement stock certificate or certificates representing such Elan Controlled Securities that is free from the legend set forth in Section 4.4(a) (or in the case of uncertificated Elan Controlled Securities, free of any notation or arrangement set forth in Section 4.4(a)).

Section 4.5 Cooperation. Without limiting the generality of Section 4.4 or Section 5.4, the Company shall cooperate in the sale of any Elan Controlled Securities and shall, as expeditiously as possible, to the extent requested by Elan and to the extent permitted under applicable law, (i) use its reasonable best efforts to cooperate with Subscriber and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates or uncertificated shares, as the case may be, representing the Elan Controlled Securities to be sold under any Registration Statement or pursuant to any sale that does not require registration under the Securities Act, in a form eligible for deposit with the Depository Trust Company (“DTC”) not bearing any restrictive legends (other than as required by DTC) and not subject to any stop transfer order with any transfer agent, (ii) cause such Elan Controlled Securities to be issued in such denominations and registered in such names as the managing underwriter(s), if any, may request in writing or, if not an underwritten offering, in accordance with the instructions of Subscriber, and (iii) take any and all actions requested or required to be taken by DTC or Elan to induce DTC to deem the Elan Controlled Securities eligible for its depository and book-entry transfer services and to allocate the Elan Controlled Securities to DTC participants on the date such Elan Controlled Securities are accepted by DTC, to induce Cede & Co. (“Cede”) to hold legal title to the Elan Controlled Securities and to induce National Securities Clearing Corporation (“NSCC”) to provide its clearing services with respect to the Elan Controlled Securities, including without limitation, through the provision of any information requested by DTC, Cede or NSCC, the execution of one or more agreements or other documents related thereto, the delivery of one or more opinions of counsel related thereto and cooperation with respect to, and execution of, any submission to the Revenue Commissioners of Ireland in respect to any stamp taxes related thereto, by in each case, at least two (2) Business Days prior to the execution of any agreement to sell the Elan Controlled Securities.

ARTICLE V

REGISTRATION RIGHTS

Section 5.1 Demand Request. (a) Until the Registration Rights Termination Date, in connection with any Transfer of Elan Controlled Securities, Subscriber may, request in writing that the Company effect a registration under the Securities Act of all or such part of the Elan Controlled Securities as Subscriber requests to Transfer (such request, a “Demand Request”). Upon receipt of any Demand Request, the Company shall use reasonable endeavors to file, as promptly as practicable but in any event not later than the date that is forty five (45) calendar days after receipt by the Company of such Demand Request, in accordance with the provisions of this Agreement, a Registration Statement with the SEC (a “Demand Registration Statement”) covering all such Elan Controlled Securities, in accordance with the method or methods of distribution thereof elected by Subscriber. Each Demand Request shall specify the aggregate number of Elan Controlled Securities to be registered and the intended method or methods of distribution thereof. Any registration requested by Subscriber under this Section 5.1(a), Section 5.1(c) or Section 5.1(e) is referred to in this Agreement as a “Demand Registration.”

(b) Subscriber shall be entitled to initiate no more than six (6) Demand Registrations, including Shelf Underwritten Offerings, in the aggregate; provided, however, that the Company shall not be obligated to effect such Demand Registration during the ninety (90) calendar day period following the effective date of a Registration Statement pursuant to any other Demand Registration. No request for registration shall count for the purposes of the limitations in this Section 5.1(b) if (i) Subscriber determines in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration, upon written notice to the Company, due to marketing conditions or regulatory reasons prior to the execution of an underwriting agreement or purchase agreement relating to such request; provided that Subscriber reimburses the Company for all Registration Expenses incurred in good faith by the Company in connection with such Demand Registration prior to the date of such withdrawal, (ii) the Registration Statement relating to a Demand Request is not declared effective within two hundred seventy (270) calendar days after the date such Registration Statement is filed with the SEC (other than by reason of Subscriber having refused to proceed or a misrepresentation or an omission by Subscriber), (iii) prior to the sale of at least fifty percent (50%) of the Elan Controlled Securities included in the applicable registration relating to a Demand Request, such registration is adversely affected by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason and the Company fails to have such stop order, injunction, or other order or requirement removed, withdrawn or resolved to the reasonable satisfaction of Subscriber within thirty (30) calendar days after the date of such order, (iv) Subscriber withdraws its request in the circumstances described in Section 5.1(f) or (v) the conditions to closing specified in any underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied as a result of a default or breach thereunder by the Company that proximately and primarily caused the failure of such conditions.

(c) The Company shall use reasonable endeavors to qualify for registration on Form S-3 or any comparable or successor form or forms or any similar short-form registration (a “Short-Form Registration”), and, if requested by Subscriber and available to the Company, such Short-Form Registration shall be a “shelf” registration statement providing for the registration, and the sale on a continuous or delayed basis, of the Elan Controlled Securities, pursuant to Rule 415 under the Securities Act or otherwise (a “Shelf Registration Statement”). Following the twelve (12) month anniversary of the Subscription Closing Date and prior to the Registration Rights Termination Date, Subscriber may request no more than five (5) Short-Form

Registrations, if available to the Company, with respect to the Elan Controlled Securities, which shall count toward the six (6) Demand Registrations to which Subscriber is entitled pursuant to Section 5.1(b); provided that the Company shall not be obligated to effect any Short-Form Registration pursuant to this Section 5.1(c), during the ninety (90) calendar day period following the effective date of a Registration Statement pursuant to any other Demand Registration, including any Shelf Registration Statement. In no event shall the Company be obligated to effect any shelf registration other than pursuant to a Short-Form Registration. If any Demand Registration is proposed to be a Short-Form Registration and an underwritten offering, if the managing underwriter(s) shall advise the Company and Subscriber that, in its good faith opinion, it is of material importance to the success of such proposed offering to include in such Registration Statement information not required to be included in a Short-Form Registration, then the Company shall supplement the Short-Form Registration as reasonably requested by such managing underwriter(s).

(d) Upon filing any Short-Form Registration, the Company shall use reasonable endeavors to keep such Short-Form Registration effective with the SEC, to re-file such Short-Form Registration upon its expiration, and to cooperate in any shelf take-down, whether or not underwritten, by amending or supplementing the Prospectus related to such Short-Form Registration as may be reasonably requested by Subscriber, or as otherwise required, until the earlier of (i) such time as all Elan Controlled Securities that could be sold in such Short-Form Registration have been sold or are no longer outstanding and (ii) the Registration Rights Termination Date.

(e) To the extent that the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Request for a Short-Form Registration is submitted to the Company and, pursuant to such Demand Request, Subscriber requests that the Company file a Shelf Registration Statement, the Company shall file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) on Form S-3 (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder, which covers those Elan Controlled Securities which are requested to be registered. The Company shall pay the registration fee in respect of a take-down from an Automatic Shelf Registration Statement within one (1) Business Day of the date of such take-down. The Company shall use reasonable endeavors to remain a WKSI (and not to become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period in which any Automatic Shelf Registration Statement is effective. If, at any time following the filing of an Automatic Shelf Registration Statement when the Company is required to re-evaluate its WKSI status, the Company determines that it is not a WKSI, the Company shall use reasonable endeavors to post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or file a new Shelf Registration Statement on Form S-3, have such Shelf Registration Statement declared effective by the SEC and keep such Registration Statement effective during the period in which such Short-Form Registration is required to be kept effective in accordance with Section 5.1(d).

(f) If the filing, initial effectiveness or continued use of a Registration Statement, including a Shelf Registration Statement, with respect to a Demand Registration, would require the Company to make a public disclosure of material non-public information, which disclosure the Company determines in good faith (after consultation with external legal counsel), (i) would be required to be made at such time in any Registration Statement so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) would reasonably be expected to have an adverse effect on the Company or its business or on the Company’s ability to effect a reasonably imminent material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such determination to Subscriber, delay the filing or initial effectiveness of, or suspend the use of, as applicable, such Registration Statement or a Prospectus or Free Writing Prospectus; provided, however, that the Company shall not be permitted to do so (x) on more than one (1) occasion in any six (6) month period or (y) for any single period of time in excess of sixty (60) days (in any such case, a “Blackout Period”). In the event that the Company exercises its rights under the preceding sentence, Subscriber agrees to suspend, promptly upon receipt of the notice referred to above, the use of any Prospectus relating to such Demand Registration in connection with any sale or offer to sell Elan Controlled Securities. If the Company so delays the filing or initial effectiveness of, or suspend the use of, as applicable, such Registration Statement or a Prospectus or Free Writing Prospectus, Subscriber shall be entitled to withdraw such request and, if such request is withdrawn, such registration request shall not count for the purposes of the limitations set forth in Section 5.1(b) or Section 5.1(c).

(g) If a Demand Request provides that Subscriber intends the Elan Controlled Securities covered thereby shall be distributed by means of an underwritten offering, or if Subscriber delivers to the Company a Take-Down Notice, the lead underwriter to administer the offering and any other underwriters to participate in the offering shall be chosen by Subscriber, subject to the prior written consent, not to be unreasonably withheld or delayed, of the Company.

(h) The Company shall not include in any Demand Registration pursuant to this Section 5.1 any securities that are not Elan Controlled Securities without the prior written consent of Subscriber.

(i) Subscriber shall have the right to notify the Company prior to the effectiveness of a Registration Statement relating to a Demand Registration that such Registration Statement be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Registration Statement.

Section 5.2 Piggy-Back Registration. (a) If, at any time, the Company proposes or is required to file a Registration Statement under the Securities Act with respect to an offering of securities of the Company of the same class as the Elan Controlled Securities (such securities “Similar Securities”), whether or not for sale for its own account (including a Shelf Registration Statement on Form S-3, but excluding a Registration Statement that is (i) solely in connection with a Special Registration or (ii) pursuant to a Demand Registration in accordance with Section 5.1, the Company shall give written notice as promptly as practicable, but not later than fifteen (15) calendar days prior to the anticipated date of filing of such Registration Statement, to Subscriber of its intention to effect such registration and shall include in such registration all Elan Controlled Securities with respect to which the Company has received written notice from Subscriber for inclusion therein within ten (10) calendar days after the date of the Company’s notice (a “Piggyback Registration”). In the event that Subscriber makes such written request, Subscriber may withdraw its Elan Controlled Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, at any time at least two (2) Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration. The Company may terminate or withdraw any Piggyback Registration under this Section 5.2(a), whether or not Subscriber has elected to include Elan Controlled Securities in such registration; provided, however, that, if Subscriber has elected to include Elan Controlled Securities in such registration and the Company terminates or withdraws such Piggyback Registration after the date on which the applicable Registration Statement is declared effective, the Company shall reimburse Subscriber for all Selling Expenses paid by Subscriber in respect of Elan Controlled Securities included therein which are unsold on the date of such withdrawal or termination. No Piggyback Registration shall count towards the number of Demand Registrations to which Subscriber is entitled under Section 5.1(b) or Section 5.1(c).

(b) If a Piggyback Registration under Section 5.2(a) is proposed to be underwritten, the Company shall so advise Subscriber as a part of the written notice given pursuant to Section 5.2(a). In such event, the lead underwriter to administer the offering shall be chosen by the Company, subject to the prior written consent, not to be unreasonably withheld or delayed, of Subscriber.

(c) The Company shall pay all expenses (subject to and in accordance with Section 5.5) in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final or is terminated or withdrawn by the Company.

(d) If any Similar Securities are to be sold in an underwritten primary offering on behalf of the Company, Subscriber may include all the Elan Controlled Securities it requests in such Piggyback Registration on the same terms and conditions as such Similar Securities included therein; provided, however, that if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such offering advises the Company and Subscriber in writing that, in its good faith opinion, the total number or dollar amount of Similar Securities proposed to be sold in such offering and Elan Controlled Securities requested by Subscriber to be included therein, in the aggregate, exceeds the largest number or dollar amount of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company shall include in such registration or prospectus only such number of securities that in the good faith opinion of such underwriter(s) can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities shall be included in the following order of priority:

(i) first, the securities that the Company proposes to sell;

(ii) second, the Elan Controlled Securities requested to be included by Subscriber and any Similar Securities requested to be included by any other Persons exercising their contractual rights to piggyback registration, pro rata (if applicable) on the basis of the aggregate number of securities so requested to be included therein; and

(iii) third, any securities requested to be included therein by any other Persons (other than the Company and Subscriber and other Persons with restricted piggyback registration rights), allocated among such Persons in such manner as the Company may determine.

(e) If the securities to be registered pursuant to this Section 5.2 are to be sold in an underwritten secondary offering on behalf of holders of Similar Securities, Subscriber may include all Elan Controlled Securities requested to be included in such registration in such offering on the same terms and conditions as any Similar Securities included therein; provided, however, that if the managing underwriter(s) of such offering advises the Company and Subscriber in writing that, in its good faith opinion, the total number or dollar amount of securities to be included therein exceeds the largest number or dollar amount of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company shall include in such registration only such number of securities that in the reasonable opinion of such underwriter(s) can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities shall be so included in the following order of priority:

(i) first, the Similar Securities requested to be included therein by the holders exercising their contractual rights to demand such registration and the Elan Controlled Securities requested to be included by Subscriber, pro rata (if applicable) on the basis of the aggregate number of securities so requested to be included therein by each such holder; and

(ii) second, any Similar Securities requested to be included therein by the Company or any other Person not exercising a contractual right to demand registration, allocated among such Persons in such manner as the Company may determine.

Section 5.3 Termination of Registration Obligation. Notwithstanding anything to the contrary herein, the obligation of the Company to register Elan Controlled Securities pursuant to this Article V and maintain the effectiveness of any Demand Registration Statement filed pursuant to Section 5.2 shall terminate on the first date on which the registration or other sale, transfer or disposition of all the Elan Controlled Securities from Subscriber or any of its Subsidiaries to a Person other than Subscriber or any of its Subsidiaries occurs (the “Registration Rights Termination Date”).

Section 5.4 Registration Procedures. Subject to Section 5.1(f), whenever Subscriber shall have requested that any Elan Controlled Securities be registered pursuant to Section 5.1 or Section 5.2, the Company shall use reasonable endeavors to effect, as soon as practicable as provided herein, the registration and sale of such Elan Controlled Securities in accordance with the intended method or methods of disposition thereof, until the Registration Rights Termination Date. Without limiting the generality of the foregoing, and pursuant thereto, the Company shall, until the Registration Rights Termination Date, cooperate in the sale of such Elan Controlled Securities and shall, as expeditiously as possible:

(a) prepare and file with the SEC a Registration Statement with respect to such Elan Controlled Securities as provided herein, make all required filings with FINRA and, if such Registration Statement is not automatically effective upon filing, use reasonable endeavors to cause such Registration Statement to be declared effective as promptly as practicable after the filing thereof; provided, however, that, before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including free writing prospectuses under Rule 433 under the Securities Act, each, a “Free Writing Prospectus”), the Company shall furnish to Subscriber and the managing underwriter(s), if any, copies of the Registration Statement and all other documents proposed to be filed (including exhibits thereto), including, upon the reasonable request of Subscriber and to the extent reasonably practicable, all documents that would be incorporated by reference or deemed to be incorporated by reference therein, which Registration Statement will be subject to the reasonable review and comment of Subscriber and its counsel, at Subscriber’s sole expense. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto (including Free Writing Prospectuses) with respect to any registration pursuant to Section 5.1 to which Subscriber and its counsel or the managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless in the opinion of the Company, such filing is necessary to comply with applicable law;

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement, the Prospectus used in connection therewith (including Free Writing Prospectuses) and Exchange Act reports as may be necessary to keep such Registration Statement effective for a period of (i) with respect to a Registration Statement other than a Shelf Registration Statement, (A) not less than four (4) months, (B) if such Registration Statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriter(s), a Prospectus is required by law to be delivered in connection with sales of Elan Controlled Securities by an underwriter or dealer or (C) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of distribution by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act); or (ii) in the case of a Shelf Registration Statement, the period set forth in Section 5.1(d), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c) furnish to Subscriber and the managing underwriter(s), if any, such number of conformed copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary and final Prospectus, any Free Writing Prospectus, all exhibits and other documents filed therewith and such other documents as such Persons may reasonably request, including in order to facilitate the disposition of the Elan Controlled Securities in accordance with the intended method or methods of disposition thereof; and the Company, subject to the penultimate paragraph of this Section 5.4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by Subscriber and the managing underwriter(s), if any, in connection with the offering and sale of the Registered Shares covered by such Prospectus and any such amendment or supplement thereto;

(d) use its reasonable endeavors to register or qualify such Elan Controlled Securities under such other securities or “blue sky” laws of such jurisdictions as Subscriber reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable Subscriber to consummate the disposition in such jurisdictions of the Elan Controlled Securities in accordance with the intended method of distribution thereof (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection; (ii) subject itself to taxation in any jurisdiction wherein it is not so subject; or (iii) take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject);

(e) use its reasonable endeavors to cause all Elan Controlled Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities and self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable Subscriber or the managing underwriter(s), if any, to consummate the disposition of such Elan Controlled Securities in the United States in accordance with the intended method of disposition thereof;

(f) promptly notify Subscriber and the managing underwriter(s), if any, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event or existence of any fact as a result of which the Prospectus (including any information incorporated by reference therein) included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, as promptly as practicable upon discovery, prepare and furnish to Subscriber a reasonable number of copies of a supplement or amendment to such Prospectus, or file any other required document, as may be necessary so that, as thereafter delivered to any prospective purchasers of such Elan Controlled Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(g) notify Subscriber, Subscriber’s counsel and the managing underwriter(s) of any underwritten offering, if any, (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement or any Free Writing Prospectus has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to such Registration Statement or to such Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose; and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or the institution of any proceedings for any such purposes;

(h) use its reasonable endeavors to cause all such Elan Controlled Securities covered by such registration statement to be listed (after notice of issuance) on NASDAQ or the principal securities exchange or interdealer quotation system on which the Company Ordinary Shares are then listed or quoted;

(i) enter into such agreements (including underwriting agreements with customary provisions) and take all such other actions as Subscriber (if such registration is a Demand Registration) or the managing underwriter(s), if any, reasonably request in order to expedite or facilitate the disposition of such Elan Controlled Securities;

(j) make available for inspection by Subscriber and Subscriber’s counsel, any managing underwriter(s) participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by Subscriber or underwriter(s), all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by Subscriber or such underwriter(s), attorney, accountant or agent in connection with such Registration Statement; provided, however, that Subscriber shall, and shall use reasonable endeavors to cause each such underwriter(s), accountant or other agent to (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company; and (ii) minimize the disruption to the Company’s business in connection with the foregoing;

(k) otherwise use reasonable endeavors to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(l) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use reasonable endeavors to obtain the withdrawal of such order as soon as reasonably practicable;

(m) subject to Section 5.5, cause its senior management to use reasonable endeavors to support the marketing of the Elan Controlled Securities covered by the Registration Statement pursuant to any Demand Registration (including participation in “road shows”), taking into account the Company’s business needs;

(n) obtain one or more comfort letters, addressed to Subscriber (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants), dated the effective date of such Registration Statement and, if requested by Subscriber, dated the date of sale by Subscriber (and, if such registration includes an underwritten public offering, including any Shelf Underwritten Offering, addressed to each of the managing underwriter(s) and dated the date of the execution of the underwriting agreement and if requested by Subscriber, the closing under the underwriting agreement for such offering), signed by the independent public accountants who have issued an audit report on the Company’s financial statements included in such Registration Statement in customary form and covering such matters of the type customarily covered by comfort letters as Subscriber reasonably requests;

(o) provide legal opinions of the Company’s outside counsel (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, and Subscriber’s counsel), addressed to the Company, dated the effective date of such Registration Statement, each amendment and supplement thereto, and, if requested by Subscriber, dated the date of sale by Subscriber (and, if such registration includes an underwritten public offering, including any Shelf Underwritten Offering, addressed to each of the managing underwriter(s) and dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary Prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature and such other matters as may be reasonably requested by Subscriber counsel (and, if applicable, by the managing underwriter(s)); and

(p) use its reasonable endeavors to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable in the opinion of Subscriber’s counsel to effect the registration of such Elan Controlled Securities contemplated hereby.

Subject to the limitations on the Company’s ability to delay the filing or initial effectiveness of, or suspend the use of, as applicable, a Registration Statement or a Prospectus or Free Writing Prospectus pursuant to Section 5.1(f), Subscriber agrees that, upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 5.4(f), Subscriber shall promptly discontinue its disposition of Elan Controlled Securities pursuant to any Registration Statement until Subscriber’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.4(f). If so directed by the Company, Subscriber shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, in Subscriber’s possession of the Prospectus covering such Elan Controlled Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 5.4(b), as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Subscriber shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5.4(f).

In the case of any underwritten offering of Elan Controlled Securities registered under a Demand Registration Statement filed pursuant to Section 5.1(a), or in the case of a Piggyback Registration under Section 5.2, (i) all Elan Controlled Securities or Similar Securities to be included in such offering or registration, as the case may be, shall be subject to the applicable underwriting agreement with customary terms and neither Subscriber nor any holder of Similar Securities may participate in such offering or registration unless such Person agrees to sell such Person’s securities on the basis provided therein; and (ii) neither Subscriber nor any holder of Similar Securities may participate in such offering or registration unless such Person completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) reasonably required to be executed in connection therewith, and provides such other information to the Company or the underwriter(s) as may be reasonably requested to offer or register such Person’s Elan Controlled Securities or Similar Securities, as the case may be; provided, however, that (A) Subscriber shall not be required to make any representations or warranties other than those related to title and ownership of, and power and authority to transfer, the Elan Controlled Securities included therein and as to the accuracy and completeness of statements made in the applicable Registration Statement, Prospectus or other document in reliance upon, and in conformity with, written information prepared and furnished to the Company or the managing underwriter(s) by Subscriber pertaining exclusively to Subscriber and (B) the aggregate amount of liability of Subscriber pursuant to any indemnification obligation thereunder shall not exceed the net proceeds received by Subscriber from such offering.

Section 5.5 Registration Expenses. (a) Except as otherwise provided in this Agreement, all expenses incidental to the Company’s performance of or compliance with this Agreement (the “Registration Expenses”), including (i) all registration and filing fees (including (A) with respect to filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (B) compliance with securities or blue sky laws including any fees and disbursements of counsel for the underwriter(s) in connection with blue sky qualifications of the Elan Controlled Securities pursuant to Section 5.4(d)); (ii) word processing, duplicating and printing expenses (including of printing Prospectuses, if the printing of Prospectuses is requested by the managing underwriter(s), if any, or by Subscriber); (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company; (v) fees and disbursements of all independent certified public accountants (including, without limitation, the fees and disbursements in connection with any “cold comfort” letters required by this Agreement), other special experts, retained by the Company, shall be borne by the Company. The Company shall, in any event, pay its internal expenses, the expenses of any annual audit or quarterly review, the expenses of any liability insurance, the expenses and fees for listing the Elan Controlled Securities to be registered on the applicable securities exchange. All underwriting discounts, selling commissions, fees and disbursements of counsel for Subscriber and transfer taxes (collectively, “Selling Expenses”) incurred in connection with the offering of any Elan Controlled Securities shall be borne by Subscriber. For the avoidance of doubt, the Company shall not bear any Selling Expenses in connection with its obligations under this Agreement. All expenses incurred in connection with any “road shows” undertaken pursuant to Section 5.4(n) shall be borne in equal proportion by Subscriber and the Company.

(b) The Company shall not, however, be required to pay Registration Expenses for any Demand Registration begun pursuant to Section 5.1(a), Section 5.1(c) or Section 5.1(e), the request of which has been subsequently withdrawn by Subscriber unless the withdrawal is (i) requested under the circumstances described in Section 5.1(f); or (ii) based upon (A) any fact, circumstance, event, change, effect or occurrence that individually or in the aggregate with all other facts or circumstances, events, changes, effects or occurrences has a material adverse effect on the Company or (B) material adverse information concerning the Company that the Company had not publicly disclosed at least forty-eight (48) hours prior to such registration request or that the Company had not otherwise notified, in writing, Subscriber of at the time of such request.

Section 5.6 Indemnification; Contribution. (a) The Company shall, and it hereby agrees to, (i) indemnify and hold harmless Subscriber, Elan and each underwriter in any offering or sale of Elan Controlled Securities, and its and their respective Representatives and controlling Persons, if any, from and against any and all losses, claims, damages or liabilities, actions or proceedings (whether commenced or threatened) in respect thereof and expenses

(including reasonable fees of counsel) (collectively, “Claims”) to which each such indemnified party may become subject, insofar as such Claims (including any amounts paid in settlement reached in accordance with the requirements for consent as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or any preliminary or final Prospectus (including any Free Writing Prospectus incorporated into such Registration Statement) contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary or final Prospectus, including any Free Writing Prospectus incorporated into such Registration Statement, in light of the circumstances in which they were made), not misleading; and (ii) reimburse periodically upon demand such indemnified party for any legal or other out-of-pocket expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claims; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or preliminary or final Prospectus (including any Free Writing Prospectus incorporated into such Registration Statement), or amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by Subscriber or any Representative of Subscriber expressly for use therein, or if Subscriber sold securities to the Person alleging such Claims without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable Prospectus (excluding any documents incorporated by reference therein) or of the applicable Prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Company had previously furnished copies thereof to Subscriber and such Prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement.

(b) Elan and Subscriber shall, and hereby agrees to, on a joint and several basis (i) indemnify and hold harmless the Company in any offering or sale of Elan Controlled Securities, and its and their respective Representatives and controlling Persons, if any, from and against any Claims to which each such indemnified party may become subject, insofar as such Claims (including any amounts paid in settlement reached in accordance with the requirements for consent as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or any preliminary or final Prospectus (including any Free Writing Prospectus incorporated into such Registration Statement) contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary or final Prospectus (including any Free Writing Prospectus incorporated into such Registration Statement), in light of the circumstances in which they were made), not misleading; and (ii) reimburse periodically upon demand such indemnified party for any legal or other out-of-pocket expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claims, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by Elan, Subscriber or any of their respective Representatives, expressly for use therein, or if Subscriber sold securities to the Person alleging such Claims without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable Prospectus (excluding any documents incorporated by reference therein) or of the applicable Prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Company had previously furnished copies thereof to Subscriber and such Prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement; provided, however, that the liability of Elan and Subscriber hereunder shall be limited to an amount equal to the dollar amount of the net proceeds received by Subscriber from Elan Controlled Securities sold by Subscriber pursuant to such Registration Statement or Prospectus.

(c) Elan, Subscriber and the Company agree that if, for any reason, the indemnification provisions contemplated by Section 5.6(a) or Section 5.6(b) are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Claims referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to statements or omissions that that resulted in such Claims. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. If, however, the allocation in the first sentence of this Section 5.6(c) is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults, but also the relative benefits of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5.6(c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this Section 5.6(c). The amount paid or payable by an indemnified party as a result of the Claims referred to above shall be deemed to include (subject to the limitations set forth in Section 5.7) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, Subscriber shall not be liable to contribute any amount in excess of the dollar amount of the net proceeds received by Subscriber from Elan Controlled Securities sold by Subscriber pursuant to such Registration Statement or Prospectus.

Section 5.7 Indemnification Procedures. (a) If an indemnified party shall desire to assert any claim for indemnification provided for under Section 5.6 in respect of, arising out of or involving a Claim against the indemnified party, such indemnified party shall notify the Company or Subscriber, as the case may be (the “Indemnifying Party”), in writing of such Claim, the amount or the estimated amount of damages sought thereunder to the extent then ascertainable (which estimate shall not be conclusive of the final amount of such Claim), any other remedy sought thereunder, any relevant time constraints relating thereto and, to the extent practicable, any other material details pertaining thereto (a “Claim Notice”) promptly after receipt by such indemnified party of written notice of the Claim; provided, however, that failure to provide a Claim Notice shall not affect the indemnification obligations provided hereunder except to the extent the Indemnifying Party shall have been materially prejudiced as a result of such failure. The indemnified party shall deliver to the Indemnifying Party, promptly after the indemnified party’s receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Claim; provided, however, that failure to provide any such copies shall not affect the indemnification obligations provided hereunder except to the extent the Indemnifying Party shall have been materially prejudiced as a result of such failure.

(b) If a Claim is made against an indemnified party, the Indemnifying Party will be entitled to participate in the defense thereof and, if it so chooses and acknowledges without reservation its obligation to indemnify the indemnified party therefor, to assume the defense thereof with separate counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. Should the Indemnifying Party so elect to assume the defense of a Claim, the Indemnifying Party will not be liable to the indemnified party for legal expenses subsequently incurred by the indemnified party in connection with the defense thereof, unless the Claim involves potential conflicts of interest or substantially different defenses for the indemnified party and the Indemnifying Party. If the Indemnifying Party assumes such defense, the indemnified party shall have the right to participate in defense thereof and to employ counsel, at its own expense (except as provided in the immediately preceding sentence), separate from the counsel employed by the Indemnifying Party. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the indemnified party for any period during which the Indemnifying Party has not assumed the defense thereof and as otherwise contemplated by the two immediately preceding sentences. If the Indemnifying Party chooses to defend any Claim, the indemnified party shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such Claim, and the indemnified party shall use reasonable endeavors to make employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party shall have assumed the defense of a Claim, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, such Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld or delayed). The Indemnifying Party may pay, settle or compromise a Claim without the written consent of the indemnified party, so long as such settlement includes (i) an unconditional release of the indemnified party from all liability in respect of such Claim, (ii) does not subject the indemnified party to any injunctive relief or other equitable remedy, and (iii) does not include a statement or admission of fault, culpability or failure to act by or on behalf of any indemnified party.

Section 5.8 Shelf Take-Down. (a) At any time that a Shelf Registration Statement covering Elan Controlled Securities is effective, if Subscriber delivers notice (a “Take-Down Notice”) to the Company stating that it intends to effect an underwritten offering of all or part of its Elan Controlled Securities included on the Shelf Registration Statement (a “Shelf Underwritten Offering”), the Company shall amend or supplement the Shelf Registration

Statement or related Prospectus as may be necessary in order to enable such Elan Controlled Securities to be distributed pursuant to the Shelf Underwritten Offering; provided, however, that Subscriber shall not be entitled to deliver an aggregate of more than three (3) Take-Down Notices in any twelve (12) month period and Subscriber may not deliver any Take-Down Notice within thirty (30) days after the effective date of any Registration Statement of the Company hereunder. For the avoidance of doubt, a Shelf Underwritten Offering shall count against the limit set forth in Section 5.1(b).

(b) In connection with any Shelf Underwritten Offering, in the event that the managing underwriter advises the Company and Subscriber in writing that, in its good faith opinion, the total number or dollar amount of Elan Controlled Securities requested by Subscriber to be included therein exceeds the largest number or dollar amount of Elan Controlled Securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company shall include in such registration or prospectus only such number of Elan Controlled Securities that in the good faith opinion of such underwriter(s) can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price).

Section 5.9 Rule 144; Rule 144A. The Company covenants that it will use its reasonable endeavors to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and to take such further action as Subscriber may reasonably request, all to the extent required from time to time to enable Subscriber to sell Elan Controlled Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A or Regulation S under the Securities Act; or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Subscriber, the Company will deliver to Subscriber a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 5.10 Holdback. In consideration for the Company agreeing to its obligations under this Agreement, Subscriber agrees, in connection with any underwritten offering made pursuant to a Registration Statement in which Subscriber has elected to include Elan Controlled Securities, upon the written request of the managing underwriter(s) of such offering, not to effect (other than pursuant to such underwritten offering) any public sale or distribution of Elan Controlled Securities, including any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise Transfer (other than to a Permitted Transferee in accordance with Section 4.3), any Elan Controlled Securities or any securities convertible into or exchangeable or exercisable for any other securities of the Company without the prior written consent of the managing underwriter(s) during the Holdback Period. The Company agrees that Subscriber shall only be bound so long as and to the extent that each other shareholder seeking to exercise registration rights with respect to such offering is similarly bound.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Termination. Except with respect to the obligations set forth in Section 5.6, and Section 5.7, which shall survive the termination of this Agreement, this Agreement shall terminate upon the registration or other sale, transfer or disposition of all the Elan Controlled Securities from Elan or any of its Subsidiaries to a Person other than Elan or any of its Subsidiaries.

Section 6.2 Injunctive Relief. Each party hereto acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that the other party shall, in addition to any other rights or remedies which it may have, be entitled to such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain any party from violating, any of such provisions. In connection with any action or proceeding for injunctive relief, each party hereto hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each provision of this Agreement specifically enforced against it, without the necessity of posting bond or other security against it, and consents to the entry of injunctive relief against it enjoining or restraining any breach or threatened breach of such provisions of this Agreement.

Section 6.3 Assignments. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as contemplated by Section 4.3, none of the parties may directly or indirectly assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other party. Any purported direct or indirect assignment in violation of this Section 6.3 shall be null and void ab initio.

Section 6.4 Amendments; Waiver. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by (i) the Company, where enforcement of the amendment, modification, discharge or waiver is sought against the Company; (ii) Subscriber, where enforcement of the amendment, modification, discharge or waiver is sought against Subscriber; or (iii) Elan, where enforcement of the amendment, modification, discharge or waiver is sought against Elan. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. The waiver by the Company or Subscriber of a breach of or a default under any of the provisions of this Agreement or the failure to exercise or delay in exercising any right or privilege hereunder, shall not be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity.

Section 6.5 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed given to a party when (i) delivered to the appropriate address by hand or by nationally recognized overnight courier service; (ii) sent by facsimile with confirmation of transmission by the transmitting equipment; or (iii) received by the addressee, if sent by certified mail, return receipt requested, in each case, to the following addresses or facsimile numbers and marked to the attention of the person (by name or title) designated below, or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided below:

To the Company:

Prothena Corporation plc

c/o Prothena Biosciences Inc

650 Gateway Blvd, South San Francisco 94080

Telephone: +650-837-8550

Facsimile: +650-837-8560

Attention: Controller

With a copy (which shall not constitute notice) to:

Prothena Corporation plc

25/28 International Financial Services Centre

North Wall Quay

Dublin 1, Ireland

Telephone: +353-1-649-2000

Fax: +353-1-649-2649

Attention: John Given

To Elan:

Elan Corporation, plc

Treasury Building

Lower Grand Canal Street

Dublin 2, Ireland

Telephone: +353-1-709-4000

Facsimile: +353-1 709-4713

Attention: Company Secretary

With copies (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Telephone: +1 212-504-6888

Facsimile: +1 212 504-6666

Attention: Christopher T. Cox

and:

A&L Goodbody Solicitors

25/28 International Financial Services Centre

North Wall Quay

Dublin 1, Ireland

Telephone: +353-1-649-2000

Fax: +353-1-649-2649

Attention: John Given

To Subscriber:

Elan Science One Limited

Treasury Building

Lower Grand Canal Street

Dublin 2, Ireland

Telephone: +353-1-709-4000

Facsimile: +353-1 709-4713

Attention: Corporate Secretary

With copies (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Telephone: +1 212-504-6888

Facsimile: +1 212 504-6666

Attention: Christopher T. Cox

and:

A&L Goodbody Solicitors

25/28 International Financial Services Centre

North Wall Quay

Dublin 1, Ireland

Telephone: +353-1-649-2000

Fax: +353-1-649-2649

Attention: John Given

Section 6.6 Governing Law; Submission to Jurisdiction; Selection of Forum. THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH IT OR ITS SUBJECT MATTER OR FORMATION INCLUDING NON-CONTRACTUAL DISPUTES OR CLAIMS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF IRELAND. Each party hereto irrevocably agrees that the courts of Ireland are to have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts. Any proceeding, suit or action arising out of or in connection with this Agreement (“Proceedings”) shall therefore be brought in the courts of Ireland. Solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, each party irrevocably (i) waives any objection to Proceedings in the courts of Ireland on the grounds of venue or on the grounds of forum non conveniens and (ii) agrees that service of process upon such party in any such Proceeding shall be effective if notice is given in accordance with Section 6.5.

Section 6.7 Interpretation. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and the articles of association of the Company, the terms of this agreement shall prevail.

Section 6.8 Entire Agreement; No Other Representations. Except for the Demerger Agreement and the articles of association of the Company, this Agreement constitutes the entire agreement, and supersedes all prior agreements, understandings representations and warranties both written and oral, between the parties with respect to the subject matter hereof.

Section 6.9 No Third-Party Beneficiaries. Except as explicitly provided for in Section 5.6 and Section 5.7, this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 6.10 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.11 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Section 6.12 Relationship of the Parties. No provision of this Agreement creates a partnership between any of the parties or makes a party the agent of any other party for any purpose. A party has no authority or power to bind, to contract in the name of, or to create a liability for, another party in any way or for any purpose.

Section 6.13 Accounting Matters. In order to allow Elan to make appropriate determinations with respect to the accounting for its investment in the Voting Securities of the Company (determined in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) as applicable to Elan), the Company will use reasonable endeavors (i) to cooperate, and use reasonable endeavors to cause the Company’s independent certified public accountants to cooperate, with Elan to the extent reasonably requested by Elan in the preparation of Elan’s filings, including periodic filings, public earnings releases or other press releases, (collectively the “Elan Public Filings”); (ii) provide to Elan all information that Elan reasonably requests in connection with any Elan Public Filings or that, in the reasonable judgment of Elan or its legal counsel, is required to be disclosed or incorporated by reference therein under any applicable law; (iii) provide such information to enable Elan to prepare, print and release all Elan Public Filings on a timely basis and (iv) use its reasonable endeavors to cause the Company’s independent certified public accountants to consent to any reference to them as experts in any Elan Public Filings required under applicable law.

Section 6.14 Further Assurances. Upon the terms and subject to the conditions set forth in this Agreement, from and after the Closing, the parties hereto shall each use reasonable endeavors to promptly (i) take, or to cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the transactions contemplated by this Agreement; (ii) obtain from any governmental or regulatory authority or third party any and all necessary clearances, waivers, consents, authorizations, approvals, permits or orders required to be obtained in connection with the performance of this Agreement and the consummation of the transactions contemplated hereby; and (iii) execute and deliver any additional instruments necessary to consummate the transactions contemplated by this Agreement.

Section 6.15 Rights and Obligations of Parties. The obligations of (i) the Company, on the one hand, to Elan and Subscriber, on the other hand, and (ii) Elan and Subscriber, on the one hand, to the Company, on the other hand, are owed to them as separate and independent obligations of and each party will have the right to protect and enforce its rights under this Agreement without joining any other party in any proceedings. Elan and Subscriber shall be jointly and severally liable for all costs, fees, expenses, indemnities and any other liabilities of either of them under this Agreement.

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IN WITNESS whereof this Agreement has been duly executed as a deed by the Parties to it on the date set out at the beginning of this Agreement.

GIVEN UNDER THE COMMON SEAL

of ELAN CORPORATION, PLC

in the presence of:

/s/ Mary Sheahan
Signature of Authorised Person

/s/ Liam Daniel
Signature of Authorised Person

GIVEN UNDER THE COMMON SEAL

of PROTHENA CORPORATION PLC

in the presence of:

/s/ Mary Sheahan
Signature of Director

/s/ Liam Daniel
Signature of Director/Secretary

GIVEN UNDER THE COMMON SEAL

of ELAN SCIENCE ONE LIMITED

in the presence of:

/s/ Mary Sheahan
Signature of Director

/s/ Liam Daniel
Signature of Director/Secretary